EXHIBIT 10.1

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS CONFIDENTIAL AND PRIVATE AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Contract ID: n367212

AMENDMENT TO GOOGLE SERVICES AGREEMENT

This Amendment to the Google Services Agreement (“Amendment”), effective as of the first day following the current expiration date of the Agreement (as defined below) (“Amendment Effective Date”), is between Vertro, Inc. (“Company”) and Google LLC (“Google”) and amends the existing Google Services Agreement between Company and Google (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1. Amendments.

1.1.	The term of the Agreement is extended for an additional three months from the current expiration date.

1.2.	The following are added as new definitions in Section 1 (Definitions) of the Agreement:

“AdSense for Search Restricted Access Features (RAFs) Policy” or the “RAF Policy” ***.

“Restricted Access Feature” or “RAF” ***.

1.3.	Section 2.2(e) (Implementation and Maintenance) of the Agreement is replaced with the following:

(e) Company will ensure that (i) every Request is generated by a Search Query, and (ii) every Request contains the Search Query that generated that Request.

1.4.	Section 2.2(k) (Implementation and Maintenance) of the Agreement is replaced with the following:

(k) ***

1.5.	Section 3.2 Compliance Obligations of the Agreement is replaced with the following:

3.2 Compliance Obligations.

(a) Company will not knowingly or negligently allow any use of or access to the Services through any Site that is not in compliance with the terms of this Agreement. Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all reasonable steps requested by Google to disable this access or use.

(b) If Company is not in compliance with this Agreement at any time, Google may with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

(c) ***

1.6.	Section 4 Conflicting Services of the Agreement is replaced with the following:

4. Conflicting Services. ***

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CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS CONFIDENTIAL AND PRIVATE AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

1.7.	Section 7.1 (Changes and Modifications – By Google) of the Agreement is replaced with the following:

7.1 By Google. If Google modifies the Google Branding Guidelines, the Google Program Guidelines, the RAF Policy, the AdSense for Search Product-Integrated Feature Policies, or the Google technical protocols, and the modification requires action by Company, Company will take the necessary action no later than 30 days from receipt of notice from Google (or such longer period as required by applicable law or permitted by Google in writing). Any such modification will be generally applied to Google’s similarly situated customers in the same region who are using the specific Service impacted by the modification.

1.8.	Exhibit B is deleted in its entirety and replaced with the Exhibit B attached to this Amendment.

2. General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date by persons duly authorized.

Vertro, Inc.

By:	/s/ Dana Robbins

Name:	Dana Robbins

Title:	SVP Digital Publishing

Date:	3/31/26

Google LLC

By:	/s/ Philipp Schindler

Name:	Philipp Schindler

Title:	Authorized Signatory

Date:	2006.03.31

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